                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.35)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            The Rydex Variable Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------------------------

                              RYDEX VARIABLE TRUST
                       6116 EXECUTIVE BOULEVARD, SUITE 400
                           ROCKVILLE, MARYLAND, 20852

                              PRECIOUS METALS FUND


                        IMPORTANT SHAREHOLDER INFORMATION


THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE RYDEX VARIABLE TRUST'S PRECIOUS METALS FUND. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR VOTE WILL BE CAST IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THERE WILL BE NO NEED TO CONDUCT ADDITIONAL MAILINGS.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

                              RYDEX VARIABLE TRUST
                       6116 EXECUTIVE BOULEVARD, SUITE 400
                           ROCKVILLE, MARYLAND, 20852

                              PRECIOUS METALS FUND
                                SEPTEMBER 9, 1999

Dear Shareholder:

     A Special Meeting of Shareholders of the Precious Metals Fund (the "Fund") of the Rydex Variable Trust (the "Trust") has been scheduled for Friday, September 24, 1999. If you are a Shareholder of record as of the close of business on August 12, 1999, you are entitled to vote at the meeting and for any adjournment of the meeting.

     The attached Proxy Statement is designed to give you information relating to the following proposals upon which you will be asked to vote:

1. To approve or disapprove a change of the Fund's investment objective so that the Fund would seek capital appreciation by investing in U.S. and foreign companies involved in the precious metals industry, including exploration, mining, production and development, and other precious metals-related services, instead of seeking to provide investment results that correspond to a benchmark primarily for precious metals-related securities. The revised objective would be a non-fundamental policy of the Fund, and could be changed without further shareholder approval.

2.   To transact such other business as may properly come before the meeting.

     We encourage you to review these items thoroughly. While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, your vote is important to us. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of votes will be received.

     Your vote is important to us. Please do not hesitate to call (301) 468-8520 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

                                   Sincerely,


                                   /s/ Albert P. Viragh
                                   --------------------
                                   Albert P. Viragh, Jr., Chairman

                              RYDEX VARIABLE TRUST
                       6116 EXECUTIVE BOULEVARD, SUITE 400
                           ROCKVILLE, MARYLAND, 20852

                              PRECIOUS METALS FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 1999

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Precious Metals Fund (the "Fund") of the Rydex Variable Trust (the "Trust"), will be held at the offices of the Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland, 20852 on Friday, September 24, 1999 at 10:00 a.m. Eastern Time. At the Meeting, you will be asked to consider and act upon the following:

1. TO APPROVE OR DISAPPROVE A CHANGE OF THE FUND'S INVESTMENT OBJECTIVE SO THAT THE FUND WOULD SEEK CAPITAL APPRECIATION BY INVESTING IN U.S. AND FOREIGN COMPANIES INVOLVED IN THE PRECIOUS METALS INDUSTRY, INCLUDING EXPLORATION, MINING, PRODUCTION AND DEVELOPMENT, AND OTHER PRECIOUS METALS-RELATED SERVICES, INSTEAD OF SEEKING TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO A BENCHMARK PRIMARILY FOR PRECIOUS METALS-RELATED SECURITIES. THE REVISED OBJECTIVE WOULD BE A NON-FUNDAMENTAL POLICY OF THE FUND, AND COULD BE CHANGED WITHOUT FURTHER SHAREHOLDER APPROVAL.

2.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

     Shareholders of record at the close of business on August 12, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                   BY ORDER OF THE BOARD OF TRUSTEES


                                   Robert M. Steele, SECRETARY

September 9, 1999

                              RYDEX VARIABLE TRUST
                       6116 EXECUTIVE BOULEVARD, SUITE 400
                           ROCKVILLE, MARYLAND, 20852

                              PRECIOUS METALS FUND

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Rydex Variable Trust (the "Trust") for use at a Special Meeting of Shareholders to be held on Friday, September 24, 1999 at 9:00 a.m. Eastern Time at the offices of the Trust, 6116 Executive Boulevard, Suite 400, Rockville, MD 20852, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting").

     The primary purpose of the Meeting is to ask Shareholders of the Precious Metals Fund ("Shareholders") to approve a change of the Fund's investment objective so that the Fund would seek capital appreciation by investing in U.S. and foreign companies involved in the precious metals industry, including exploration, mining, production and development, and other precious metals-related services, instead of seeking to provide investment results that correspond to a benchmark primarily for precious metals-related securities. The revised objective would be a non-fundamental policy of the Fund, and could be changed without further shareholder approval.

     Shareholders of the Fund at the close of business on August 12, 1999 (the "Record Date"), are entitled to vote on the proposals at the Meeting.

     Shareholders may cast a number of votes and fractions of votes equal to the number of shares and fractions of shares owned by each Shareholder as of the Record Date. The total number of shares outstanding of the Fund as of the Record Date is _______________________

     In addition to the solicitation of proxies by mail, the Board and/or their designees, and officers and employees of PADCO Advisors II, Inc. ("PADCO" or the "Advisor"), may solicit proxies in person or by telephone. Employees of PADCO will not be compensated by the Trust for their solicitation activities. The cost of the solicitation will be borne by PADCO. The proxy cards and this Proxy Statement are being mailed to Shareholders on or about September 9, 1999.

     The votes of Shareholders represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, c/o PADCO Advisors II, Inc., 6116 Executive Boulevard, Suite 400, Rockville, MD 20852, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

INTRODUCTION

     The Meeting is being called in order to permit Shareholders of the Fund to consider and vote on a proposal (the "Proposal"), and to transact such other business as may properly come before the Meeting. The Board is recommending that Shareholders of the Fund approve a change of the Fund's investment objective so that the Fund would seek capital appreciation by investing substantially all (but in no event less than 65%) of its assets in U.S. and foreign companies involved in the precious metals industry, including exploration, mining, production and development, and other precious metals-related services, instead of seeking to provide investment results that correspond to a benchmark primarily for precious metals-related securities. The revised objective would be a non-fundamental policy of the Fund, and could be changed without further shareholder approval.

DESCRIPTION OF THE TRUST AND THE FUND

     The Trust was organized as a Delaware business Trust on June 11, 1998, and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Currently, the Trust has twenty-two separate series, but additional funds may be created from time to time. The Fund is a duly organized and validly existing series of the Trust. Shares of the Fund are available through certain deferred variable annuity and variable insurance contracts offered through insurance companies, as well as to certain retirement plan investors. All payments received by the Trust in return for shares of a particular fund belong to that fund. Each fund has its own assets and liabilities.

     The Board is responsible for the general supervision of the investments and assets held in the Fund. Shareholders are entitled to vote for the election and removal of members of the Board and to vote on certain other matters affecting the Trust as mandated by the 1940 Act, including changing the fundamental policies or objectives of the Fund. A non-fundamental objective or policy may be changed by the Trustees.

5% OWNERS. As of August 12, 1999, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of the total interest in the Fund:

---------------------------------------- ------------------------------------- -------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES                      PERCENTAGE OF FUND
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

The Trust's Board and officers beneficially own less than 1% of the total interest in the Trust.

PROPOSAL 1:

     TO APPROVE OR DISAPPROVE A CHANGE OF THE FUND'S INVESTMENT OBJECTIVE SO THAT THE FUND WOULD SEEK CAPITAL APPRECIATION BY INVESTING IN U.S. AND FOREIGN COMPANIES INVOLVED IN THE PRECIOUS METALS INDUSTRY, INCLUDING EXPLORATION, MINING, PRODUCTION AND DEVELOPMENT, AND OTHER PRECIOUS METALS-RELATED SERVICES, INSTEAD OF SEEKING TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO A BENCHMARK PRIMARILY FOR PRECIOUS METALS-RELATED SECURITIES. THE REVISED OBJECTIVE WOULD BE A NON-FUNDAMENTAL POLICY OF THE FUND, AND COULD BE CHANGED WITHOUT FURTHER SHAREHOLDER APPROVAL.

CONSIDERATIONS OF THE BOARD OF TRUSTEES OF THE TRUST

     The Board has determined that it would be in the best interests of the Fund and its Shareholders to change the Fund's investment objective. The Fund's current investment objective is to provide investment results that correspond to a benchmark primarily for precious metals-related securities. The Fund's current benchmark is the Philadelphia Stock Exchange ("PHLX") Gold/Silver Index (the "XAU"). The XAU is a capitalization-weighted index featuring securities of ten widely-held companies in the gold and silver mining and production industry, or companies that invest in such mining and production companies. The PHLX selects those companies which make up the XAU.

     In managing the Fund under its current investment objective, the Advisor uses quantitative analysis techniques and structures the Fund to obtain the highest correlation to the XAU, while remaining fully invested in all market environments and attempting to maximize liquidity. The Advisor attempts to track the performance of the XAU, on a daily basis, by primarily investing in each of the ten companies which are included in the index. Generally, the investments are in the same proportion in which such companies are represented in the XAU. Currently, the company representing the second largest position in the XAU often has little or no secondary market for its shares. This lack of a secondary market presents difficulties for the Fund to both pursue its current investment objective and to maintain the liquidity necessary for the Fund to meet the active trading practices of the Fund's Shareholders.

     The Proposal is to change the Fund's investment objective to seek capital appreciation by investing substantially all (but in no event less than 65%) of its assets in a wider range of companies that are involved in the precious metals sector. These companies would include companies involved in precious metals exploration and production, mining and development, and other precious metals-related services. If the Proposal is approved, the Advisor will use quantitative analysis techniques to develop a liquid portfolio of stocks that adequately represents the precious metals sector. Specifically, the Advisor's new investment process would be to screen stocks primarily based on liquidity, market capitalization, and correlation relative to the entire precious metals sector. Under the new investment objective, the Advisor may continue to invest a portion of the Fund's assets in companies represented in the XAU, but will also have the flexibility to invest in a broader range of companies operating in the precious metals sector. The Board recognized that the new investment objective would continue to provide Shareholders with exposure to the performance of the precious metals market. Based on these factors the Board has determined that it would be in the best interests of the Fund and its Shareholders to vote in favor of the Fund's new investment objective. With the ability to increase the diversity of its holdings, the Fund will better represent the metals sector in its entirety.

     The Board also considered that changing the Fund's investment objective from "fundamental" to "non-fundamental" would change the manner in which future changes, if any, to the Fund's investment objective would be effected. If approved, the Fund's investment objective to seek capital appreciation by investing in companies that are involved in the precious metals sector will be "non-fundamental" and may be changed by a vote of the Board of Trustees without the need to seek shareholder approval.

THE BOARD OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
PROPOSAL 1.                                                            ---


GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

REQUIRED VOTE. For the Proposal, pursuant to the 1940 Act, the presence at the Meeting, in person or by proxy, of Shareholders participating in the Fund holding a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The approval of the Proposal requires the vote of a majority of the votes entitled to be cast for the Fund. "A majority of the votes entitled to be cast" by the Shareholders means: (a) sixty-seven percent (67%) or more of the votes present at the Meeting if the Shareholders entitled to more than fifty percent (50%) of the outstanding votes are present or represented by proxy; or (b) more than fifty percent (50%) of the outstanding votes of the Trust, whichever is less.

Abstentions will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. However, because abstentions will be counted as votes present at the Meeting, they will have the effect of counting against the Proposals. There will be no broker non-votes.

ADJOURNMENT. If a quorum is not present, Shareholders present in person or by proxy and entitled to vote at the Meeting may adjourn the Meeting. At the adjourned meeting, if a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally called. Except as otherwise provided by law, notice of adjournment of the Meeting to another time or place need not be given, if such time and place are announced at the Meeting and reasonable notice is given to persons present at the Meeting and the adjourned meeting is held within a reasonable time after the date set for the original Meeting.

SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Trust c/o PADCO Advisors II, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland, 20852.

REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland, 20852, or by calling 1-800-820-0888, and selecting option "3".

ADVISOR. PADCO Advisors II, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment adviser to the Fund.

ADMINISTRATOR. PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is presently the administrator for the Fund.

DISTRIBUTOR. PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is presently the distributor for the Fund.

OTHER MATTERS. The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                              RYDEX VARIABLE TRUST
                       6116 EXECUTIVE BOULEVARD, SUITE 400
                           ROCKVILLE, MARYLAND, 20852

                              PRECIOUS METALS FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint Albert P. Viragh, Jr. and Carl G. Verboncoeur, individually and together, with full power of substitution, my proxy to vote the number of votes and fractions of votes equal to the number of shares and fractions of shares owned by me as of the record date of August 12, 1999, at the Special Meeting (the "Meeting") of shareholders of the Precious Metals Fund to be held on Friday, September 24, 1999 at 10:00 A.M. Eastern Time at the offices of the Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and at any adjournments of the Meeting. I instruct Messrs. Viragh and Verboncoeur to vote on my behalf as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Notice of Special Meeting and Proxy Statement that accompanied this form of Proxy.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
      ---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommend a vote FOR the Proposal.


                                          PLEASE SIGN, DATE AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

[Identifying Number]
                                Date:_______________________________

                                NOTE: Please sign exactly as your name appears
                                on this proxy. For joint accounts, each joint
[NAME AND ADDRESS]              owner must sign. When signing in a fiduciary
                                capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                ------------------------------------------------



                                ------------------------------------------------
                                                   Signature





                            CONTINUED ON REVERSE SIDE

                          [RESERVE SIDE OF PROXY FORM]




PROPOSAL: APPROVE A CHANGE OF THE FUND'S INVESTMENT OBJECTIVE SO THAT THE FUND WOULD SEEK CAPITAL APPRECIATION BY INVESTING IN U.S. AND FOREIGN COMPANIES INVOLVED IN THE PRECIOUS METALS INDUSTRY, INCLUDING EXPLORATION, MINING, PRODUCTION AND DEVELOPMENT, AND OTHER PRECIOUS METALS-RELATED SERVICES, INSTEAD OF SEEKING TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO A BENCHMARK PRIMARILY FOR PRECIOUS METALS-RELATED SECURITIES. THE REVISED OBJECTIVE WOULD BE A NON-FUNDAMENTAL POLICY OF THE FUND, AND COULD BE CHANGED WITHOUT FURTHER SHAREHOLDER APPROVAL.



           ( /X/ Please mark your choices like this on the Proposal )



                 FOR                AGAINST           ABSTAIN
                 ---                -------           -------
                /   /               /   /              /   /






                         PLEASE SIGN ON THE REVERSE SIDE